UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 24, 2017 (November 22, 2017)

(Date of earliest event reported)

Hess Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-38050	36-4777695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 McKinney Street

Houston, TX 77010

(Address of principal executive offices and zip code)

(713) 496-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.01 Changes in Control of Registrant.

Effective November 22, 2017, Hess Infrastructure Partners LP (“HIP”), the sponsor of Hess Midstream Partners LP (the “Partnership”), amended and restated its existing credit agreement, dated as of July 1, 2015 (as so amended and restated, the “Amended and Restated Credit Agreement”), in connection with the closing of an offering by HIP of $800 million in aggregate principal amount of senior unsecured notes of HIP to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act of 1933, as amended.

The Amended and Restated Credit Agreement, among other things, (i) reduced the principal amount of HIP’s term loan facility to $200 million; (ii) increased the commitments under HIP’s undrawn revolving credit facility to $600 million; and (iii) extended the maturity date of these term loan and revolving credit facilities to November 2022. Pursuant to the Amended and Restated Credit Agreement and related collateral agreements (collectively, the “Bank Loan Documents”), HIP has pledged its direct and indirect ownership interests in Hess Midstream Partners GP LP, the general partner of the Partnership (the “General Partner”), and Hess Midstream Partners GP LLC, the general partner of the General Partner (together with the General Partner and HIP, the “Bank Loan Parties”) to the lenders under the Amended and Restated Credit Agreement. In addition, the General Partner has pledged all of its incentive distribution rights of the Partnership. If the Bank Loan Parties default on any of their obligations under the Bank Loan Documents, the lenders could exercise their rights under the Bank Loan Documents, which could result in a future change of control of the Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hess Midstream Partners LP

	By:	Hess Midstream Partners GP LP, its general partner

	By:	Hess Midstream Partners GP LLC, its general partner

Dated: November 24, 2017	By:	/s/ Jonathan C. Stein
Jonathan C. Stein
Chief Financial Officer

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